FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Jan. 01, 2018	Dec. 31, 2016	Dec. 31, 2015
Financial Instruments [Abstract]
Corporate borrowings	$ 0	$ 0
Non-recourse subsidiary borrowings	10,866	3,265
Cash	(1,949)	(1,106)		$ (1,050)	$ (354)
Net debt	8,917	2,159
Total equity	6,494	6,064	$ 5,789	$ 4,038	$ 3,084
Total capital and net debt	$ 15,411	$ 8,223
Net debt to capitalization ratio	58.00%	26.00%